FOR IMMEDIATE RELEASE

Investor Contact:	MediaContact:
Laura C. Baldwin	Patricia G. Ball
Director of Finance and Investor Relations	Vice President of Marketing & PA
214-473-3969	214-473-3752
laura.baldwin@triadhospitals.com	pat.ball@triadhospitals.com

Triad Reports Third Quarter Results

PLANO, TX (October 24, 2005) – Triad Hospitals, Inc. (the “Company” or “Triad”) (NYSE: TRI) announced consolidated financial results for the three and nine months ended September 30, 2005. For the three months, the Company reported revenues of $1.2 billion; earnings before interest, taxes, depreciation, amortization, and other items (“adjusted EBITDA”) of $171.2 million; net income of $46.3 million; income from continuing operations of $54.6 million; diluted earnings per share (“EPS”) of $0.53; and diluted EPS from continuing operations of $0.63. These results include approximately $1.6 million after-tax ($0.02 per diluted share) of additional expenses, net of estimated insurance proceeds, related to Hurricanes Katrina and Rita, which impacted several of the Company’s facilities in Louisiana, Mississippi, and Texas.

On a same-facility basis compared to the prior year three-month period, inpatient admissions decreased 1.4%, adjusted admissions decreased 2.0%, and inpatient surgeries decreased 0.4%. Excluding the impact of hurricanes, change in insurance admission criteria at certain Alabama facilities, and a shift in admissions from an existing Triad facility to a new Triad facility, the Company estimates that same-facility inpatient admissions growth would have been slightly positive. Patient revenue per adjusted admission increased 5.8%, patient revenues increased 3.7%, and revenues increased 3.9%. Revenue growth rates reflected the impact of both components of the Company’s self-pay discount policy (implemented October 2004 and April 2005); excluding self-pay discounts (which reduced net revenue relative to what it would have been without the discounts), the Company estimates that patient revenue per adjusted admission would have increased 10.5%, patient revenues would have increased 8.3%, and revenues would have increased 8.3%. Same-facility results included facilities owned for the full third quarter of both years.

For the three months, the Company reported a provision for doubtful accounts of $89.6 million, or 7.6% of revenue. Excluding the self-pay discounts of $48.6 million (which reduced both provision for doubtful accounts as a percent of net revenue and net revenue relative to what they would have been without the discounts), the Company estimates that the provision for doubtful accounts would have been 11.2% of revenue. The Company continued to include in the allowance for doubtful accounts on its balance sheet approximately $15 million beyond what the Company’s historical experience would require, in order to reflect the potential for further deterioration in the collectibility of receivables from uninsured patients.

For the three months, cash flow from operating activities was $124.8 million, or $149.5 million excluding cash interest payments of $7.7 million and cash tax payments of $17.0 million. The Company spent $90.8 million on capital expenditures and received proceeds of $220.4 million from the issuance of common stock.

At September 30, cash and cash equivalents were $373.7 million, and the Company had $578 million available under its $600 million revolving line of credit, which was reduced by $22 million of outstanding letters of credit. Long-term debt outstanding was $1.7 billion, and stockholders’ equity totaled $2.9 billion. On October 4, 2005, the Company finalized an agreement (effective October 1) to acquire a 65% interest in Montclair Baptist Medical Center in Birmingham, AL, for approximately $116 million; the Company used cash on hand to fund the transaction.

The Company reclassified as discontinued operations the results from Central Arkansas Hospital in Searcy, AR, in the third quarter, with all prior periods restated. The Company entered into a definitive agreement to sell the hospital on September 14, 2005, for approximately $16 million less net assumed liabilities. The loss from discontinued operations includes a $4.7 million after-tax impairment charge related to the sale.

For the nine months, the Company reported revenues of $3.6 billion; adjusted EBITDA of $545.4 million; net income of $171.4 million; income from continuing operations of $174.4 million; diluted EPS of $2.07; and diluted EPS from continuing operations of $2.11.

On a same-facility basis compared to the prior year nine-month period, inpatient admissions increased 0.8%, adjusted admissions increased 0.3%, and inpatient surgeries increased 0.3%. Patient revenue per adjusted admission increased 5.8%, patient revenues increased 6.2%, and revenues increased 6.1%. Revenue growth rates reflected the impact of both components of the Company’s self-pay discount policy; excluding self-pay discounts (which reduced net revenue relative to what it would have been without the discounts), the Company estimates that patient revenue per adjusted admission would have increased 9.3%, patient revenues would have increased 9.7%, and revenues would have increased 9.4%. Same-facility results included facilities owned for the full nine months of both years.

For the nine months, cash flow from operating activities was $351.2 million, or $490.6 million excluding cash interest payments of $62.6 million and cash tax payments of $76.8 million. The Company spent $279.4 million on capital expenditures and $161.3 million on acquisitions during the nine months. The Company paid debt principal of $484.0 million, received proceeds of $520.0 million from the issuance of new debt, and received proceeds of $310.2 million from the issuance of common stock.

On October 18, 2005, the Company entered into a definitive agreement to sell three hospitals to Signature Hospital, LLC, for $75 million plus working capital: Gulf Coast Medical Center (“Gulf Coast”) in Wharton, TX; Medical Park Hospital (“Medical Park”) in Hope, AR; and Pampa Regional Medical Center (“Pampa”) in Pampa, TX. The results from these hospitals will be reclassified as discontinued operations beginning in the fourth quarter of 2005, with all prior periods restated; the sale is expected to close in the fourth quarter of 2005. The Company expects to record a gain on the sale.

The Company updated its guidance for provision for doubtful accounts to approximately 7.9-8.1% of revenue in 2005 from approximately 7.7-8.2% of revenue. For the fourth quarter of 2005, the Company expects the provision to be approximately 7.3-8.1% of revenue. This range reflects the expected impact of the Company’s self-pay discount policy, which reduces both revenue and the provision as a percent of net revenue in 2005 relative to what they would have been without the discounts. Excluding the self-pay discount policy, the Company expects the provision for doubtful accounts to be approximately 10.9-11.1% of revenue in 2005, above its previous guidance of approximately 10.2-10.7% of revenue. For the fourth quarter of 2005, the Company expects the provision excluding discounts to be approximately 10.6-11.4% of revenue. Triad believes that the provision will likely fluctuate for the remainder of 2005, even possibly outside of this range, based on evolving business conditions and the effectiveness of Company actions in response, and this may impact 2005 EPS. The Company’s current EPS guidance excludes any impact from reversing any or all of the $15 million that it continues to include in the allowance for doubtful accounts on its balance sheet.

The Company also updated its guidance for 2005 diluted EPS from continuing operations to approximately $2.82-2.84 from approximately $2.82-2.90. This guidance comprises diluted EPS from continuing operations for the nine months ended September 30, 2005, of $2.13 and expected diluted EPS from continuing operations for the fourth quarter of 2005 of $0.69-0.71; diluted EPS for the nine months is composed of diluted EPS excluding refinancing transaction costs of $2.17 less a negative impact for the nine months of approximately $0.04 related to the sale of Gulf Coast, Medical Park and Pampa, which will be reclassified as discontinued operations beginning in the fourth quarter of 2005.

Beyond 2005, Triad expects to achieve annual EPS growth in the mid-teens percent range (excluding the impact of expensing stock options, which the Company expects to commence January 1, 2006, in accordance with Statement of Financial Accounting Standards (“SFAS”) 123(R)). The Company also expects to achieve further gradual improvement over time, with occasional fluctuation, in its overall return on invested capital.

Triad will conduct a conference call at 9:00 am Eastern Time (8:00 am Central Time) today, October 24, to discuss these results. To listen to the call, please call 800-818-5264, confirmation code 6329471. International participants, please call 913-981-4910, confirmation code 6329471. This conference call will be simulcast on the Internet via the Triad website at www.triadhospitals.com. A recorded replay of the call will be available for 14 days at 719-457-0820 or 888-203-1112, confirmation code 6329471.

Triad, through its affiliates, owns and manages hospitals and ambulatory surgery centers in small cities and selected larger urban markets. Excluding 4 hospitals that are held-for-sale, the Company currently operates 49 hospitals and 10 ambulatory surgery centers in 15 states with approximately 8,845 licensed beds. In addition, through its QHR subsidiary, the Company provides hospital management, consulting and advisory services to more than 180 independent community hospitals and health systems throughout the United States.

This press release contains forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company’s filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. This release contains certain financial information not derived in accordance with generally accepted accounting principles (GAAP), including adjusted EBITDA; the Company believes this information is useful to investors and other interested parties; such information should not be considered as a substitute for any measures derived in accordance with GAAP, and may not be comparable to other similarly titled measures of other companies; reconciliation of this information to the most comparable GAAP measure is included as an attachment to this release. All references to “Company”, “Triad”, and “Triad Hospitals, Inc.” as used throughout this document refer to Triad Hospitals, Inc. and its affiliates.

Triad Hospitals, Inc.

Consolidated Statements of Operations

For the Periods Ended September 30, 2005 and 2004

Unaudited

(Dollars in millions, except for earnings per share)

	For the three months ended
	2005		2004
	Amount	Percentage	Amount	Percentage
Revenues	$1,185.7	100.0%	$1,082.2	100.0%

Salaries and benefits	505.7	42.6%	435.9	40.3%
Reimbursable expenses	12.2	1.1%	12.4	1.2%
Supplies	200.7	16.9%	179.2	16.6%
Other operating expenses	214.4	18.1%	201.8	18.6%
Provision for doubtful accounts	89.6	7.6%	118.9	11.0%
Depreciation	50.6	4.3%	44.8	4.1%
Amortization	1.8	0.1%	1.6	0.2%
Interest expense	24.2	2.0%	26.4	2.4%
ESOP expense	3.7	0.3%	2.6	0.2%
(Gain) loss on sales of assets	(0.3)	0.0%	0.1	0.0%

Total operating expenses	1,102.6	93.0%	1,023.7	94.6%

Income from continuing operations before minority interests, equity in earnings and income tax provision	83.1	7.0%	58.5	5.4%
Minority interests in (earnings) loss of consolidated entities	(1.8)	(0.2)%	1.6	0.1%
Equity in earnings of affiliates	8.1	0.7%	7.2	0.7%

Income from continuing operations before income tax provision	89.4	7.5%	67.3	6.2%

Income tax provision	(34.8)	(2.9)%	(24.1)	(2.2)%

Income from continuing operations	54.6	4.6%	43.2	4.0%

Income (loss) from discontinued operations	(8.3)	(0.7)%	6.0	0.5%

Net income	$46.3	3.9%	$49.2	4.5%

Basic income per common share:
Continuing operations	$0.64		$0.57
Discontinued operations	$(0.10)		$0.08

Net	$0.54		$0.65

Diluted income per common share:
Continuing operations	$0.63		$0.56
Discontinued operations	$(0.10)		$0.08

Net	$0.53		$0.64

Shares used in earnings per share calculations	84,822,808		75,491,073
Shares used in diluted earnings per share calculations	86,588,857		77,102,586

Triad Hospitals, Inc.

Reconciliation of Non-GAAP Financial Information

For the Periods Ended September 30, 2005 and 2004

Unaudited

(Dollars in millions)

	For the three months ended
	2005		2004
	Amount	Percentage	Amount	Percentage
Revenues	$1,185.7	100.0%	$1,082.2	100.0%

Salaries and benefits	505.7	42.6%	435.9	40.3%
Reimbursable expenses	12.2	1.1%	12.4	1.2%
Supplies	200.7	16.9%	179.2	16.6%
Other operating expenses	214.4	18.1%	201.8	18.6%
Provision for doubtful accounts	89.6	7.6%	118.9	11.0%
Equity in earnings of affiliates	(8.1)	(0.7)%	(7.2)	(0.7)%

	1,014.5	85.6%	941.0	87.0%

Adjusted EBITDA(1)	171.2	14.4%	141.2	13.0%

Depreciation	50.6	4.3%	44.8	4.1%
Amortization	1.8	0.1%	1.6	0.2%
Interest expense	24.2	2.0%	26.4	2.4%
ESOP expense	3.7	0.3%	2.6	0.2%
(Gain) loss on sales of assets	(0.3)	0.0%	0.1	0.0%
Minority interests in earnings (loss) of consolidated entities	1.8	0.2%	(1.6)	(0.1)%

	81.8	6.9%	73.9	6.8%

Income from continuing operations before income tax provision	89.4	7.5%	67.3	6.2%

Income tax provision	(34.8)	(2.9)%	(24.1)	(2.2)%

Income from continuing operations	54.6	4.6%	43.2	4.0%

Income (loss) from discontinued operations	(8.3)	(0.7)%	6.0	0.5%

Net income	$46.3	3.9%	$49.2	4.5%

Basic income per common share:
Continuing operations	$0.64		$0.57
Discontinued operations	$(0.10)		$0.08

Net	$0.54		$0.65

Diluted income per common share:
Continuing operations	$0.63		$0.56
Discontinued operations	$(0.10)		$0.08

Net	$0.53		$0.64

(1)	Adjusted EBITDA is defined as earnings before interest expense, income taxes, depreciation, amortization, ESOP expense, (gain) loss on sales of assets, minority interests, and discontinued operations. Adjusted EBITDA is commonly used by lenders and investors to assess leverage capacity, debt service ability and liquidity. Many of Triad’s debt covenants use adjusted EBITDA, or a modification of adjusted EBITDA, in financial covenant calculations. Adjusted EBITDA is used by management to evaluate financial performance and resource allocation for each facility and for Triad as a whole. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles, and items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Because adjusted EBITDA is not a measurement determined in accordance with generally accepted accounting principles and is thus susceptible to varying calculations, adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

Triad Hospitals, Inc.

Consolidated Statements of Operations

For the Periods Ended September 30, 2005 and 2004

Unaudited

(Dollars in millions, except for earnings per share)

	For the nine months ended
	2005		2004
	Amount	Percentage	Amount	Percentage
Revenues	$3,559.3	100.0%	$3,217.3	100.0%

Salaries and benefits	1,470.9	41.3%	1,297.0	40.3%
Reimbursable expenses	38.8	1.1%	38.8	1.2%
Supplies	592.9	16.7%	522.2	16.2%
Other operating expenses	649.8	18.3%	590.2	18.4%
Provision for doubtful accounts	289.3	8.1%	341.1	10.6%
Depreciation	151.9	4.3%	130.5	4.1%
Amortization	4.8	0.1%	4.7	0.1%
Interest expense	77.7	2.2%	86.2	2.7%
Refinancing transaction costs	8.4	0.2%	76.0	2.4%
ESOP expense	10.9	0.3%	7.6	0.2%
Gain on sales of assets	(0.8)	0.0%	(0.2)	0.0%

Total operating expenses	3,294.6	92.6%	3,094.1	96.2%

Income from continuing operations before minority interests, equity in earnings and income tax provision	264.7	7.4%	123.2	3.8%
Minority interests in earnings of consolidated entities	(8.1)	(0.2)%	(1.1)	0.0%
Equity in earnings of affiliates	27.8	0.8%	17.4	0.5%

Income from continuing operations before income tax provision	284.4	8.0%	139.5	4.3%

Income tax provision	(110.0)	(3.1)%	(53.0)	(1.6)%

Income from continuing operations	174.4	4.9%	86.5	2.7%

Income (loss) from discontinued operations	(3.0)	(0.1)%	55.3	1.7%

Net income	$171.4	4.8%	$141.8	4.4%

Basic income per common share:
Continuing operations	$2.16		$1.15
Discontinued operations	$(0.04)		$0.74

Net	$2.12		$1.89

Diluted income per common share:
Continuing operations	$2.11		$1.13
Discontinued operations	$(0.04)		$0.73

Net	$2.07		$1.86

Shares used in earnings per share calculations	80,909,570		74,894,196
Shares used in diluted earnings per share calculations	82,677,412		76,357,157

Triad Hospitals, Inc.

Reconciliation of Non-GAAP Financial Information

For the Periods Ended September 30, 2005 and 2004

Unaudited

(Dollars in millions)

	For the nine months ended
	2005					2004
	Amount	Percentage	Reconciling Items	Amount	Percentage	Amount	Percentage	Reconciling Items	Amount	Percentage
Revenues	$3,559.3	100.0%	$—	$3,559.3	100.0%	$3,217.3	100.0%	$—	$3,217.3	100.0%

Salaries and benefits	1,470.9	41.3%	—	1,470.9	41.3%	1,297.0	40.3%	—	1,297.0	40.3%
Reimbursable expenses	38.8	1.1%	—	38.8	1.1%	38.8	1.2%	—	38.8	1.2%
Supplies	592.9	16.7%	—	592.9	16.7%	522.2	16.2%	—	522.2	16.2%
Other operating expenses	649.8	18.3%	—	649.8	18.3%	590.2	18.4%	—	590.2	18.4%
Provision for doubtful accounts	289.3	8.1%	—	289.3	8.1%	341.1	10.6%	—	341.1	10.6%
Equity in earnings of affiliates	(27.8)	(0.8)%	—	(27.8)	(0.8)%	(17.4)	(0.5)%	—	(17.4)	(0.5)%

	3,013.9	84.7%	—	3,013.9	84.7%	2,771.9	86.2%	—	2,771.9	86.2%

Adjusted EBITDA(1)	545.4	15.3%	—	545.4	15.3%	445.4	13.8%	—	445.4	13.8%

Depreciation	151.9	4.3%	—	151.9	4.3%	130.5	4.1%	—	130.5	4.1%
Amortization	4.8	0.1%	—	4.8	0.1%	4.7	0.1%	—	4.7	0.1%
Interest expense	77.7	2.2%	—	77.7	2.2%	86.2	2.7%	—	86.2	2.7%
Refinancing transaction costs	—	0.0%	8.4	8.4	0.2%	—	0.0%	76.0	76.0	2.4%
ESOP expense	10.9	0.3%	—	10.9	0.3%	7.6	0.2%	—	7.6	0.2%
Gain on sales of assets	(0.8)	0.0%	—	(0.8)	0.0%	(0.2)	0.0%	—	(0.2)	0.0%
Minority interests in earnings of consolidated entities	8.1	0.2%	—	8.1	0.2%	1.1	0.0%	—	1.1	0.0%

	252.6	7.1%	8.4	261.0	7.3%	229.9	7.1%	76.0	305.9	9.5%

Income from continuing operations before income tax provision	292.8	8.2%	(8.4)	284.4	8.0%	215.5	6.7%	(76.0)	139.5	4.3%

Income tax provision	(113.1)	(3.2)%	3.1	(110.0)	(3.1)%	(81.2)	(2.5)%	28.2	(53.0)	(1.6)%

Income from continuing operations	179.7	5.0%	(5.3)	174.4	4.9%	134.3	4.2%	(47.8)	86.5	2.7%

Income (loss) from discontinued operations	(3.0)	(0.1)%	—	(3.0)	(0.1)%	55.3	1.7%	—	55.3	1.7%

Net income	$176.7	4.9%	$(5.3)	$171.4	4.8%	$189.6	5.9%	$(47.8)	$141.8	4.4%

Basic income per common share:
Continuing operations	$2.22		$(0.06)	$2.16		$1.79		$(0.64)	$1.15
Discontinued operations	$(0.04)		$—	$(0.04)		$0.74		$—	$0.74

Net	$2.18		$(0.06)	$2.12		$2.53		$(0.64)	$1.89

Diluted income per common share:
Continuing operations	$2.17		$(0.06)	$2.11		$1.76		$(0.63)	$1.13
Discontinued operations	$(0.04)		$—	$(0.04)		$0.73		$—	$0.73

Net	$2.13		$(0.06)	$2.07		$2.49		$(0.63)	$1.86

(1)	Adjusted EBITDA is defined as earnings before interest expense, income taxes, depreciation, amortization, ESOP expense, gain on sales of assets, minority interests, refinancing transaction costs, and discontinued operations. Adjusted EBITDA is commonly used by lenders and investors to assess leverage capacity, debt service ability and liquidity. Many of Triad’s debt covenants use adjusted EBITDA, or a modification of adjusted EBITDA, in financial covenant calculations. Adjusted EBITDA is used by management to evaluate financial performance and resource allocation for each facility and for Triad as a whole. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles, and items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be financial performance or liquidity. Because adjusted EBITDA is not a measurement determined in accordance with generally accepted accounting principles and is thus susceptible to varying calculations, adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

Triad Hospitals, Inc.

Expenses as % of Net Revenue - Pro Forma to Exclude Self-Pay Discounts (1)

For the Periods Ended September 30, 2005

Unaudited

	For the three months ended	For the nine months ended
	Percentage	Percentage
Revenues	100.0%	100.0%

Salaries and benefits	41.0%	40.1%
Reimbursable expenses	1.0%	1.0%
Supplies	16.2%	16.2%
Other operating expenses	17.4%	17.7%
Provision for doubtful accounts	11.2%	10.9%
Equity in earnings of affiliates	(0.7)%	(0.8)%

Adjusted EBITDA margin(2)	13.9%	14.9%

Depreciation	4.1%	4.2%
Amortization	0.1%	0.1%
Interest expense	2.0%	2.1%
Refinancing transaction costs	0.0%	0.2%
ESOP expense	0.3%	0.3%
Gain on sales of assets	0.0%	0.0%
Minority interests in earnings of consolidated entities	0.2%	0.2%

	6.7%	7.1%

Income from continuing operations before income tax provision	7.2%	7.8%

Income tax provision	(2.8)%	(3.0)%

Income from continuing operations	4.4%	4.8%

Loss from discontinued operations	(0.6)%	(0.1)%

Net income	3.8%	4.7%

(1)	Revenues and provision for doubtful accounts are pro forma to reflect the exclusion of self-pay discounts of $48.6 million for the three months and $109.3 million for the nine months.
(2)	Adjusted EBITDA is defined as earnings before interest expense, income taxes, depreciation, amortization, ESOP expense, gain on sales of assets, minority interests, refinancing transaction costs, and discontinued operations. Adjusted EBITDA is commonly used by lenders and investors to assess leverage capacity, debt service ability and liquidity. Many of Triad’s debt covenants use adjusted EBITDA, or a modification of adjusted EBITDA, in financial covenant calculations. Adjusted EBITDA is used by management to evaluate financial performance and resource allocation for each facility and for Triad as a whole. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles, and items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Because adjusted EBITDA is not a measurement determined in accordance with generally accepted accounting principles and is thus susceptible to varying calculations, adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

Triad Hospitals, Inc.

Consolidated Balance Sheets

Unaudited

(Dollars in millions)

	September 30, 2005	December 31, 2004
Assets
Current assets
Cash and cash equivalents	$373.7	$56.6
Accounts receivable less allowances for doubtful accounts of $274.6 at September 30, 2005 and $325.7 at December 31, 2004	762.2	648.8
Inventories	122.0	113.2
Deferred income taxes	25.4	58.0
Prepaid expenses	48.4	41.3
Discontinued operations assets	17.9	95.6
Other	108.3	85.1

	1,457.9	1,098.6

Property and equipment, at cost:
Land	182.6	172.2
Buildings and improvements	1,728.9	1,465.5
Equipment	1,440.4	1,247.3
Construction in progress	202.0	311.9

	3,553.9	3,196.9
Accumulated depreciation	(1,017.6)	(891.6)

	2,536.3	2,305.3

Goodwill	1,226.0	1,202.7
Intangible assets, net of accumulated amortization	73.0	71.4
Investment in and advances to affiliates	197.2	198.9
Other	112.7	104.5

Total assets	$5,603.1	$4,981.4

Liabilities and Equity
Current liabilities
Accounts payable	$178.0	$139.3
Accrued salaries	128.0	117.3
Current portion of long-term debt	4.4	79.7
Discontinued operations liabilities	2.2	52.8
Other current liabilities	193.8	160.7

	506.4	549.8

Long-term debt	1,698.8	1,587.3
Other liabilities	162.8	138.8
Deferred taxes	210.1	218.3
Minority interests in equity of consolidated entities	163.9	143.9

Stockholders’ equity
Common stock	0.9	0.8
Additional paid-in capital	2,320.2	1,976.8
Accumulated other comprehensive loss	(1.4)	(1.7)
Unearned ESOP compensation	(11.2)	(13.8)
Accumulated earnings	552.6	381.2

Total stockholders’ equity	2,861.1	2,343.3

Total liabilities and stockholders’ equity	$5,603.1	$4,981.4

Triad Hospitals, Inc.

Consolidated Statements of Cash Flows

For the Periods Ended September 30, 2005 and 2004

Unaudited

(Dollars in millions)

	For the three months ended		For the nine months ended
	2005	2004	2005	2004
Cash flows from operating activities
Net income	$46.3	$49.2	$171.4	$141.8
Adjustments to reconcile net income to net cash provided by operating activities:
Income from discontinued operations, net of tax	8.3	(6.0)	3.0	(55.3)
Provision for doubtful accounts	89.6	118.9	289.3	341.1
Depreciation and amortization	52.4	46.4	156.7	135.2
ESOP expense	3.7	2.6	10.9	7.6
Minority interests	1.8	(1.6)	8.1	1.1
Equity in earnings of affiliates	(8.1)	(7.2)	(27.8)	(17.4)
(Gain) loss on sales of assets	(0.3)	0.1	(0.8)	(0.2)
Deferred income tax provision (benefit)	20.4	(4.9)	25.3	(7.0)
Refinancing transaction costs	—	—	8.4	76.0
Non-cash interest expense	0.9	1.4	3.2	5.5
Non-cash stock option expense	0.8	0.2	1.4	0.9
Increase (decrease) in cash from operating assets and liabilities
Accounts receivable	(120.4)	(118.5)	(379.7)	(351.6)
Inventories and other assets	(28.4)	5.1	(2.8)	(27.5)
Accounts payable and other current liabilities	55.4	43.4	73.0	11.8
Other	2.4	3.5	11.6	19.7

Net cash provided by operating activities	124.8	132.6	351.2	281.7

Cash flows from investing activities
Purchases of property and equipment	(90.8)	(113.7)	(279.4)	(330.4)
Distributions and advances from affiliates	8.8	3.8	21.6	8.2
Proceeds received (paid) on disposals of assets, net	(0.6)	33.0	35.9	230.3
Acquisitions, net of cash acquired	(6.0)	(0.2)	(161.3)	(0.9)
Other	(0.2)	(0.1)	(0.2)	(0.1)

Net cash used in investing activities	(88.8)	(77.2)	(383.4)	(92.9)

Cash flows from financing activities
Payments of long-term debt	(0.2)	(16.6)	(484.0)	(748.9)
Proceeds from issuance of long-term debt	—	—	520.0	675.0
Payment of debt issue costs	—	—	(6.4)	(9.1)
Payment of refinancing transactions costs	—	—	—	(65.8)
Proceeds from issuance of common stock	220.4	6.1	310.2	25.0
Contributions from minority partners, net	10.2	3.1	9.5	9.4

Net cash provided by (used in) financing activities	230.4	(7.4)	349.3	(114.4)

Change in cash and cash equivalents	266.4	48.0	317.1	74.4

Cash and cash equivalents at beginning of period	107.3	40.6	56.6	14.2

Cash and cash equivalents at end of period	$373.7	$88.6	$373.7	$88.6

Interest payments	7.7	6.4	62.6	68.3
Income tax payments	17.0	15.1	76.8	81.8

Triad Hospitals, Inc.

Operating Data - Same-Facility(1)

Unaudited

	For the three months ended September 30,
	2005	2004	Change
Volume Statistics(2)
Number of hospitals	47	47	—
Licensed beds	8,031	7,776	255
Admissions	74,821	75,876	(1.4)%
Average length of stay (days)	4.6	4.6	0.0%
Inpatient surgeries	30,106	30,213	(0.4)%
Outpatient surgeries	67,650	68,078	(0.6)%
Outpatient visits (excluding outpatient surgeries)	927,673	923,111	0.5%
Outpatient visits (including outpatient surgeries)	995,323	991,189	0.4%
Adjusted patient days	590,107	603,246	(2.2)%
Adjusted admissions	128,704	131,309	(2.0)%

Rate Statistics(2)
Patient revenue per adjusted patient day	$1,814.7	$1,712.1	6.0%
Patient revenue per adjusted admission	$8,320.4	$7,865.6	5.8%

Revenues (millions)
Inpatient % of patient revenues(2)	55%	52%	3.0%
Outpatient % of patient revenues(2)	45%	48%	(3.0)%
Patient revenues(2)	$1,070.8	$1,032.8	3.7%
Non-patient revenues(3)	$53.7	$49.4	8.7%
Revenues	$1,124.5	$1,082.2	3.9%

(1)	Same-facility operating data include facilities owned and operated in the full third quarter of both years. They:
•	Exclude 3 hospitals with 468 beds acquired or opened since first quarter 2004;
•	Exclude 1 hospital with 166 beds owned 50% through a joint venture, reported on an equity (non-consolidated) basis;
•	Exclude 1 hospital with 534 beds acquired October 2005;
•	Exclude 1 hospital with 193 beds reclassified to discontinued operations to be sold in fourth quarter 2005;
•	Exclude 1 hospital with 48 beds reclassified to discontinued operations and for which the lease was terminated in June 2005;
•	Exclude 7 ambulatory surgery centers reclassified to discontinued operations and sold in May 2005;
•	Exclude 6 hospitals with 1,282 beds and 3 ambulatory surgery centers reclassified to discontinued operations and sold in 2004.
(2)	Volume statistics, rate statistics, and patient revenues:
•	Exclude the QHR hospital management, consulting and advisory services subsidiary.
(3)	Non-patient revenues:
•	Include the QHR hospital management, consulting and advisory services subsidiary;
•	Include other sources.

Triad Hospitals, Inc.

Operating Data - Same-Facility(1)

Unaudited

	For the nine months ended September 30,
	2005	2004	Change
Volume Statistics(2)
Number of hospitals	46	46	—
Licensed beds	8,006	7,755	251
Admissions	231,731	229,863	0.8%
Average length of stay (days)	4.7	4.7	0.0%
Inpatient surgeries	89,506	89,258	0.3%
Outpatient surgeries	201,796	202,631	(0.4)%
Outpatient visits (excluding outpatient surgeries)	2,780,633	2,692,597	3.3%
Outpatient visits (including outpatient surgeries)	2,982,429	2,895,228	3.0%
Adjusted patient days	1,828,584	1,823,106	0.3%
Adjusted admissions	393,063	391,722	0.3%

Rate Statistics(2)
Patient revenue per adjusted patient day	$1,780.5	$1,681.9	5.9%
Patient revenue per adjusted admission	$8,283.3	$7,827.9	5.8%

Revenues (millions)
Inpatient % of patient revenues(2)	54%	53%	1.0%
Outpatient % of patient revenues(2)	46%	47%	(1.0)%
Patient revenues(2)	$3,255.8	$3,066.3	6.2%
Non-patient revenues(3)	$155.2	$149.2	4.0%
Revenues	$3,411.0	$3,215.5	6.1%

(1)	Same-facility operating data include facilities owned and operated in the full nine months of both years. They:
•	Exclude 4 hospitals with 493 beds acquired or opened since first quarter 2004;
•	Exclude 1 hospital with 166 beds owned 50% through a joint venture, reported on an equity (non-consolidated) basis;
•	Exclude 1 hospital with 534 beds acquired October 2005;
•	Exclude 1 hospital with 193 beds reclassified to discontinued operations to be sold in fourth quarter 2005;
•	Exclude 1 hospital with 48 beds reclassified to discontinued operations and for which the lease was terminated in June 2005;
•	Exclude 7 ambulatory surgery centers reclassified to discontinued operations and sold in May 2005;
•	Exclude 6 hospitals with 1,282 beds and 3 ambulatory surgery centers reclassified to discontinued operations and sold in 2004.
(2)	Volume statistics, rate statistics, and patient revenues:
•	Exclude the QHR hospital management, consulting and advisory services subsidiary.
(3)	Non-patient revenues:
•	Include the QHR hospital management, consulting and advisory services subsidiary;
•	Include other sources.

Triad Hospitals, Inc.

Operating Data - Pro Forma for Acquisitions & Divestitures(1)

Unaudited

	For the three months ended September 30,
	2005	2004	Change
Volume Statistics(2)
Number of hospitals	50	49	1
Licensed beds	8,499	8,139	360
Admissions	79,145	79,368	(0.3)%
Average length of stay (days)	4.6	4.6	0.0%
Inpatient surgeries	31,621	31,331	0.9%
Outpatient surgeries	70,677	70,304	0.5%
Outpatient visits (excluding outpatient surgeries)	978,013	965,362	1.3%
Outpatient visits (including outpatient surgeries)	1,048,690	1,035,666	1.3%
Adjusted patient days	631,290	637,535	(1.0)%
Adjusted admissions	136,506	137,720	(0.9)%

Rate Statistics(2)
Patient revenue per adjusted patient day	$1,791.4	$1,684.7	6.3%
Patient revenue per adjusted admission	$8,284.6	$7,799.0	6.2%

Revenues (millions)
Inpatient % of patient revenues(2)	55%	52%	3.0%
Outpatient % of patient revenues(2)	45%	48%	(3.0)%
Patient revenues(2)	$1,130.9	$1,074.1	5.3%
Non-patient revenues(3)	$54.8	$50.3	8.9%
Revenues	$1,185.7	$1,124.4	5.5%

(1)	Pro forma operating data:
•	Include 1 hospital with 50 beds acquired October 2004 on a pro forma basis as if owned since January 1, 2004;
•	Include 1 new hospital with 322 beds acquired April 2005 on a pro forma basis as if owned since January 1, 2004;
•	Include 1 hospital with 25 beds opened July 2004;
•	Include 1 hospital with 96 beds opened January 2005;
•	Exclude 1 hospital with 166 beds owned 50% through a joint venture, reported on an equity (non-consolidated) basis;
•	Exclude 1 hospital with 534 beds acquired October 2005;
•	Exclude 1 hospital with 193 beds reclassified to discontinued operations to be sold in fourth quarter 2005;
•	Exclude 1 hospital with 48 beds reclassified to discontinued operations and for which the lease was terminated in June 2005;
•	Exclude 7 ambulatory surgery centers reclassified to discontinued operations and sold in May 2005;
•	Exclude 6 hospitals with 1,282 beds and 3 ambulatory surgery centers reclassified to discontinued operations and sold in 2004.
(2)	Volume statistics, rate statistics, and patient revenues:
•	Exclude the QHR hospital management, consulting and advisory services subsidiary.
(3)	Non-patient revenues:
•	Include the QHR hospital management, consulting and advisory services subsidiary;
•	Include other sources.

Triad Hospitals, Inc.

Operating Data - Pro Forma for Acquisitions & Divestitures(1)

Unaudited

	For the nine months ended September 30,
	2005	2004	Change
Volume Statistics(2)
Number of hospitals	50	49	1
Licensed beds	8,499	8,139	360
Admissions	245,471	241,026	1.8%
Average length of stay (days)	4.7	4.7	0.0%
Inpatient surgeries	94,118	92,801	1.4%
Outpatient surgeries	210,887	209,757	0.5%
Outpatient visits (excluding outpatient surgeries)	2,931,571	2,815,424	4.1%
Outpatient visits (including outpatient surgeries)	3,142,458	3,025,181	3.9%
Adjusted patient days	1,952,794	1,929,924	1.2%
Adjusted admissions	417,570	411,705	1.4%

Rate Statistics(2)
Patient revenue per adjusted patient day	$1,760.4	$1,655.3	6.3%
Patient revenue per adjusted admission	$8,232.7	$7,759.3	6.1%

Revenues (millions)
Inpatient % of patient revenues(2)	54%	53%	1.0%
Outpatient % of patient revenues(2)	46%	47%	(1.0)%
Patient revenues(2)	$3,437.7	$3,194.6	7.6%
Non-patient revenues(3)	$158.7	$151.9	4.5%
Revenues	$3,596.4	$3,346.5	7.5%

(1)	Pro forma operating data:
•	Include 1 hospital with 50 beds acquired October 2004 on a pro forma basis as if owned since January 1, 2004;
•	Include 1 new hospital with 322 beds acquired April 2005 on a pro forma basis as if owned since January 1, 2004;
•	Include 1 hospital with 25 beds opened July 2004;
•	Include 1 hospital with 96 beds opened January 2005;
•	Exclude 1 hospital with 166 beds owned 50% through a joint venture, reported on an equity (non-consolidated) basis;
•	Exclude 1 hospital with 534 beds acquired October 2005;
•	Exclude 1 hospital with 193 beds reclassified to discontinued operations to be sold in fourth quarter 2005;
•	Exclude 1 hospital with 48 beds reclassified to discontinued operations and for which the lease was terminated in June 2005;
•	Exclude 7 ambulatory surgery centers reclassified to discontinued operations and sold in May 2005;
•	Exclude 6 hospitals with 1,282 beds and 3 ambulatory surgery centers reclassified to discontinued operations and sold in 2004.
(2)	Volume statistics, rate statistics, and patient revenues:
•	Exclude the QHR hospital management, consulting and advisory services subsidiary.
(3)	Non-patient revenues:
•	Include the QHR hospital management, consulting and advisory services subsidiary;
•	Include other sources.